Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated June 1, 2018 to the

Statutory Prospectus for Class A, Class C, Class R, Class T, Institutional Class,

Class R6, Class P and Administrative Class Shares of

Allianz Funds Multi-Strategy Trust,

Dated February 1, 2018 (as supplemented thereafter)

and to the Statement of Additional Information of Allianz Funds Multi-Strategy Trust,

Dated February 1, 2018 (as revised May 29, 2018) (as supplemented thereafter)

Disclosure Relating to AllianzGI Best Styles Emerging Markets Equity Fund, AllianzGI Best Styles Global Equity Fund, AllianzGI Best Styles International Equity Fund, AllianzGI Best Styles U.S. Equity Fund, AllianzGI Convertible Fund, AllianzGI Emerging Markets Debt Fund, AllianzGI Europe Equity Dividend Fund, AllianzGI Global Allocation Fund, AllianzGI Global Dynamic Allocation Fund, AllianzGI Global Water Fund, AllianzGI High Yield Bond Fund, AllianzGI International Small-Cap Fund, AllianzGI Multi Asset Income Fund, AllianzGI NFJ Emerging Markets Value Fund, AllianzGI NFJ International Small-Cap Value Fund, AllianzGI Retirement 2020 Fund, AllianzGI Retirement 2030 Fund, AllianzGI Retirement 2040 Fund, AllianzGI Retirement 2050 Fund, AllianzGI Short Duration High Income Fund, AllianzGI Structured Return Fund, and AllianzGI U.S. Equity Hedged Fund (each, a “Fund” and together, the “Funds”)

The Board of Trustees (the “Board”) of Allianz Funds Multi-Strategy Trust (the “Trust”) has approved an automatic conversion feature with respect to Class C Shares of each Fund that have been held for ten years. Effective on or about September 30, 2018 (the “Class C Conversion Date”), all Class C shares of a Fund that were purchased ten years or more prior to the Class C Conversion Date will automatically convert to Class A shares of the same Fund. After the Class C Conversion Date, all Class C shares of a Fund held in accounts directly with the Trust’s transfer agent will automatically convert to Class A shares of the same Fund on or about the first business day of the month following the ten-year anniversary of purchase. After the Class C Conversion Date, all Class C shares of a Fund held through a financial intermediary (subject to the exceptions noted below) will automatically convert to Class A shares of the same Fund following the ten-year anniversary of purchase. Although the timing of this conversion may differ from the timing stated above, it is expected to occur during the month following the ten-year anniversary of purchase. Such conversions will be effected on the basis of the relative net asset values of the Class C and Class A shares involved in the conversion. When Class C shares convert, any other Class C shares that were acquired by the shareholder by the reinvestment of dividends or distributions will also convert to Class A shares on a pro rata basis. The Board’s approval of the conversion feature in the Trust’s multi-class plan is subject to the limitation that if, after the Class C Conversion Date, the Class A shareholders of a Fund approve any material increase in expenses allocated to that class (including 12b-1 Fees) without the approval of the then-existing Class C shareholders, Class C shares will cease automatically converting into Class A shares.

Class C shares held through a financial intermediary in an omnibus account will be converted into Class A shares only if the intermediary can document that the shareholder has met the required holding period. It is the financial intermediary’s (and not the Funds’) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Not all financial intermediaries are able to track purchases to credit individual shareholders’ holding periods. In particular, the Trust understands that group retirement plans held through third party intermediaries that hold Class C shares in an omnibus account in certain instances do not track participant level share lot aging. Please consult with your financial intermediary about your eligibility to exercise this conversion privilege.

Please retain this Supplement for future reference.